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                                                                EXHIBIT 32.1


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Equidyne Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 11, 2003                    By: /s/ Michael J. Smith
                                                -------------------------------
                                                Michael J. Smith
                                                Principal Executive Officer and
                                                   Principal Financial Officer